Loomis Sayles Intermediate Duration Bond Fund	Natixis Sustainable Future 2035 Fund®
Loomis Sayles Limited Term Government and Agency Fund	Natixis Sustainable Future 2040 Fund®
Natixis Loomis Sayles Short Duration Income ETF	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2060 Fund®
Natixis Sustainable Future 2030 Fund®

(each a “Fund” and together the “Funds”)

Supplement dated June 29, 2020 to the Funds’ Summary Prospectuses, Prospectuses and SAIs, dated February 1, 2020, May 1, 2020 and June 1, 2020, as may be revised or supplemented from time to time.

Effective June 30, 2020, Kurt L. Wagner will no longer serve as a portfolio manager of the Funds. Daniel Conklin, Christopher T. Harms and Clifton V. Rowe will remain as portfolio managers of the Funds (as well as Aziz Hamzaogullari for the Natixis Sustainable Future Funds). Accordingly, effective June 30, 2020, all references to Mr. Wagner as a portfolio manager of each Fund in the Summary Prospectuses, Statutory Prospectuses and SAIs are hereby deleted.

Additionally, effective June 30, 2020, all references to Daniel Conklin as an “associate portfolio manager” of each Fund are hereby revised to “portfolio manager.”